SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          October 19, 2006
                          ----------------
                           Date of Report
                 (Date of Earliest Event Reported)

                     PCS EDVENTURES!.COM, INC.
                     -------------------------
     (Exact Name of Registrant as Specified in its Charter)

    IDAHO                    000-49990                   82-0475383
    -----                    ---------                   ----------
 (State or other juris-   (Commission File No.)          (IRS Employee
diction of incorporation)                                  I.D. No.)


                     345 Bobwhite Court, Suite 200
                           Boise, Idaho 83706
                           ------------------
              (Address of Principal Executive Offices)


                             (208) 343-3110
                             --------------
                      Registrant's Telephone Number

                                  N/A
                                  ---
      (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

     On January 3, 2006, PCS Edventures!.com, Inc., an Idaho corporation, closed a Note Purchase Agreement dated December 29, 2005 by which Barron Partners, LP, a Delaware limited partnership purchased as described in the Company's 8K filed on January 9, 2006.

     On October 13, 2006, Barron Partners, LP requested that its Note
Purchase Agreement be converted into 1,666,667 shares of Series A Preferred Stock pursuant to the automatic conversion feature in the Note Purchase Agreement. This automatic conversion was established after the shareholders approved the Series A Preferred Stock at the Annual Meeting held on September 29, 2006. The Note Purchase Agreement was cancelled by Barron Partners, LP on October 17, 2006.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
            Exhibits.
            ---------

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

          (b)  Pro Forma Financial Information.

               None; not applicable.

          (c) Exhibits.

              99.1      Press Release dated October 20, 2006.
              10.1      Form 8K dated January 9, 2006*

                        Note Purchase Agreement*, with the
                          following Exhibits:

                         Exhibit A*:  Convertible Note in the principal amount
                          of $1,000,000

                         Exhibit B-1*:  Common Stock Purchase Warrant "A"

                         Exhibit B-2*:  Common Stock Purchase Warrant "B"

                         Exhibit C*:  Registration Rights Agreement

                         Exhibit D*:  Escrow Agreement

           * Incorporated by reference

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PCS EDVENTURES!.COM, INC.


Date: 10/23/2006               By:/s/Anthony A. Maher
      ----------                  -----------------------------------
                                  Anthony A. Maher, CEO & President